 Exhibit 99.2

FOR IMMEDIATE RELEASE

November 2, 2026

Contact
Chris Tillett – Investor Relations
+1-630-227-5830
investors@aarcorp.com

AAR announces proposed offering of $955 million of senior notes due 2031 and $960 million of senior notes due 2034

Wood Dale, Illinois — AAR CORP. (“AAR” or the “Company”) (NYSE: AIR), the leading parts, repair, and software platform in the aviation aftermarket, announced today that it intends to offer (the “offering”), subject to market conditions and other factors, $955 million aggregate principal amount of senior notes due 2031 (the “2031 Notes”) and $960 million aggregate principal amount of senior notes due 2034 (the “2034 Notes” and, together with the 2031 Notes, the “Notes”).

The Company intends to use the net proceeds from the proposed offering, together with the net proceeds from its previously announced private placement of an aggregate of 2,215,791 shares of the Company’s common stock, par value $1.00 per share and borrowings under its revolving credit facility (the “Amended Revolving Credit Facility”), to (i) pay the cash consideration for the Company’s previously announced pending acquisition (the “MRO Holdings Acquisition”) of a controlling interest in MRO Holdings, Inc. (“MRO Holdings”), (ii) fund an intercompany term loan to MRO Holdings (the “Intercompany Loan”), the proceeds of which will be used to repay, prepay, redeem, defease, discharge, or otherwise refinance in full all outstanding indebtedness under MRO Holdings’ existing credit agreement and to terminate all commitments thereunder and release all guarantees and liens securing the obligations thereunder, (iii) pay any premiums, fees, and expenses incurred in connection with the MRO Holdings Acquisition and the financing transactions related thereto, and (iv) fund working capital and other general corporate purposes. In addition, the Company will issue equity with an agreed value of approximately $780.8 million as partial consideration for the MRO Holdings Acquisition.

If the proposed offering closes prior to the consummation of the MRO Holdings Acquisition, (1) the gross proceeds from the offering of each series of Notes (less the initial purchasers’ discounts and commissions) will be deposited into a segregated escrow account (collectively, the “Escrow Accounts”) for the benefit of the holders of the applicable series of Notes until the date on which certain escrow conditions are satisfied in connection with the closing of the MRO Holdings Acquisition, and (2) each series of Notes will be subject to a special mandatory redemption at a price equal to the initial issue price of the applicable series of Notes, plus accrued and unpaid interest from the issue date of such series of Notes to, but excluding, the date of the special mandatory redemption. If the proposed offering closes substantially concurrently with the consummation of the MRO Holdings Acquisition, the Notes will not be subject to the aforementioned procedures.

Prior to the consummation of the MRO Holdings Acquisition and the release of proceeds from the Escrow Accounts, if applicable, the Notes will not be guaranteed. From and after the consummation of the MRO Holdings Acquisition and the release of such proceeds, if applicable, or on the issue date of the Notes if the MRO Holdings Acquisition closes substantially concurrently with the proposed offering, the Notes will be fully and unconditionally guaranteed, on a joint and several basis, by each of the Company’s present and future wholly owned domestic subsidiaries that guarantee the Company’s obligations under the Amended Revolving Credit Facility, subject to certain exceptions.

The Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction. The Notes and the related guarantees may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration or pursuant to an exemption from, or in a transaction not subject to, registration. The Notes and related guarantees will be offered and sold only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

This press release is neither an offer to sell, nor the solicitation of an offer to buy, the Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About AAR

AAR is a leading global aerospace and defense aftermarket solutions company with operations in over 20 countries. Headquartered in the Chicago area, AAR supports commercial and government customers through three primary operating segments: Parts Supply; Repair, Engineering, and Software; and Government Solutions.

Forward-Looking Statements

This press release contains certain statements, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements included herein are subject to risks and uncertainties. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “can,” “may,” “anticipate,” “continue,” “estimate,” “expect,” “project,” “plan,” “potential,” “predict,” “intend,” “believe,” “might,” “will,” “would,” “should,” “seek,” “could,” “positions,” “likely,” “target,” “goal,” “strategy” or similar expressions and the negatives of those terms in connection with any discussion of the timing or nature of future operating or financial performance or other events, including statements regarding the proposed offering of the Notes, the anticipated terms, timing and completion of the offering, the expected use of proceeds from the offering and the expected financing and consummation of the MRO Holdings Acquisition.

These forward-looking statements are subject to certain risks and uncertainties that may cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: factors that adversely affect the commercial aviation industry; adverse events and negative publicity in the aviation industry; a reduction in sales to the U.S. government and its contractors; cost overruns and losses on fixed-price contracts; nonperformance by subcontractors or suppliers; the Company’s ability to manage the Company’s operational footprint; a reduction in outsourcing of maintenance and repair activity by airlines; a shortage of skilled personnel or work stoppages; competition from other companies; financial, operational and legal risks arising as a result of operating internationally; the failure to complete, integrate and realize the anticipated benefits of acquisitions, including execution of related operational and financial plans; circumstances associated with divestitures; the inability to recover costs due to fluctuations in market values for aviation products and equipment; cyber or other security threats or disruptions; the need to make significant capital expenditures to keep pace with technological developments in the Company’s industry; restrictions on the use of intellectual property and tooling important to the Company’s business; the inability to protect the value of the Company’s intellectual property; the Company’s ability to manage the Company’s debt and fund the Company’s other liquidity needs; limitations on the Company’s ability to access the debt and equity capital markets or to draw down funds under loan agreements; non-compliance with restrictive and financial covenants contained in the Company’s debt and loan agreements; changes in or non-compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety and environmental matters, and the costs of complying with such laws and regulations; exposure to product liability and property claims that may be in excess of the Company’s liability insurance coverage; the risk that the MRO Holdings Acquisition may not be completed in a timely manner or at all; the failure to satisfy the closing conditions to the MRO Holdings Acquisition, including the receipt of required regulatory approvals; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Share Purchase Agreement, including in certain circumstances requiring the Company to pay a termination fee; the ability of the Company to obtain the necessary financing arrangements, including under the debt commitment letter entered into in connection with the MRO Holdings Acquisition on terms acceptable to the Company, or at all; the effect of the announcement or pendency of the MRO Holdings Acquisition on the Company’s business relationships, operating results and business generally; risks that the MRO Holdings Acquisition may disrupt the Company’s current business plans and operations; the Company’s ability to retain and hire key personnel in light of the MRO Holdings Acquisition; risks related to diverting management’s attention from the Company’s ongoing business operations; unexpected costs, charges or expenses resulting from the MRO Holdings Acquisition; potential litigation relating to the MRO Holdings Acquisition; the ability of the Company to successfully integrate MRO Holdings and its subsidiaries following the closing of the MRO Holdings Acquisition and to achieve the anticipated benefits of the MRO Holdings Acquisition, including estimated cost and operational synergies, and the timeline to realize such benefits; the effects of the MRO Holdings Acquisition on the Company’s earnings, financial condition, net leverage ratio and credit ratings; the impact of the MRO Holdings Acquisition on the Company’s business and future financial condition and operating results, including the ability of the Company or MRO Holdings to repay or prepay indebtedness incurred in connection with the transaction or otherwise; and other factors disclosed in the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2026 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2026, in each case as may be updated or supplemented by any subsequent filings with the SEC. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described.

The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based on many detailed assumptions. While the Company believes that its assumptions are reasonable, it cautions that it is very difficult to predict the impact of known factors, and it is impossible to anticipate all factors that could affect actual results. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The risks described in these reports are not the only risks the Company faces, as additional risks and uncertainties not currently known or foreseeable or deemed immaterial may materially adversely affect the Company’s business, financial condition or results of operations in future periods. All forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof or thereof, as applicable. The Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.